SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011
WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Wilmot Road, Deerfield, Illinois	60015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 914-2500
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On April 11, 2011, Walgreen Co. (the “Company”) adopted Amendment No. 2 (the “Amendment”) to the Walgreen Co. Long-Term Performance Incentive Plan (the “Plan”). The Amendment authorizes the Compensation Committee to approve the transfer by a Plan participant of restricted shares or restricted share units granted under the Plan to a grantor trust for the exclusive benefit of the participant or a person or persons who are members of the participant’s immediate family or their descendants, subject to compliance with the terms and conditions of the Amendment. This summary of the terms of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1	Walgreen Co. Long-Term Performance Incentive Plan Amendment No. 2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.
Date: April 14, 2011	By:	/s/ Dana I. Green
Title: Executive Vice President, General
Counsel and Corporate Secretary